SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2001

--------------------------------------------------------------------------------


                         BMW VEHICLE LEASE TRUST 2000-A
                              BMW AUTO LEASING LLC
                        FINANCIAL SERVICES VEHICLE TRUST
                              BMW MANUFACTURING LP
                           --------------------------
                           (EXACT NAME OF REGISTRANT)



        DELAWARE                   333-43128
        DELAWARE                   333-43128-01
        DELAWARE                   333-43128-02
        INDIANA                    333-43128-03                51-6518223
-----------------------        ---------------------     ----------------------
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)         (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                 NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07675
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (201) 307-4000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)




NY2:\990007\02\L7W702!.DOC\19365.1042

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.


(c)        Exhibit.
           -------

           Exhibit 99.1  --   Servicer Report for BMW Vehicle Lease Trust
                              2000-A dated February 22, 2001.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        BMW Vehicle Lease Trust 2000-A
                                        BMW Auto Leasing LLC
                                        Financial Services Vehicle Trust
                                        BMW Manufacturing LP


Date: February 26, 2001                 By: /s/ Norbert Mayer
                                            ---------------------------------
                                            Norbert Mayer
                                            Authorized Signatory

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

   99.1        --     Servicer Report for BMW Vehicle Lease Trust 2000-A
                      dated February 22, 2001.